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                         MDSI MOBILE DATA SOLUTIONS INC.
                             1999 STOCK OPTION PLAN

1. INTERPRETATION

1.1 Defined Terms - For the purposes of this Plan, the following terms shall have the following meanings:

      (a) "Associate" shall have the meaning ascribed to such term in the Ontario Securities Act, as amended from time to time;

      (b)   "Board" means the Board of Directors of the Company;

      (c) "Change in Control" means the acquisition, directly or indirectly, through one transaction or a number of transactions, by any Person, of an aggregate of more than fifty percent of the outstanding Shares;

      (d) "Code" means the United States Internal Revenue Code of 1986, as amended from time to time;

      (e) "Committee" means a committee of the Board appointed in accordance with this Plan, or if no such committee is appointed, the Board itself;

      (f) "Company" means MDSI Mobile Data Solutions Inc., a corporation incorporated under the laws of Canada;

      (g) "Date of Grant" means the date on which a grant of an Option is effective;

      (h) "Disability" means a medically determinable physical or mental impairment expected to result in death or to last for a continuous period of not less than 12 months which causes an individual to be unable to engage in any substantial gainful activity;

      (i) "Domestic Relations Successor" means a person entitled to receive transfer of ownership of an Option pursuant to a Qualified Domestic Relations Order;

      (j) "Effective Date" means the effective date of this Plan, which is February 25, 1999;

      (k) "Exchange Act" means the United States Securities Exchange Act of 1934, as amended;

      (l)   "Fair Market Value" means:

            (i) where the Shares are listed for trading on a stock exchange or over the counter market, the closing price of the Shares on the stock exchange or over the counter market which is the principal trading market for the Company's Shares, as may be determined for such purpose by the Committee, or

            (ii) where the Shares are not listed for trading on a stock exchange or over the counter market, the value which is determined by the Committee to be the fair value of the Shares, taking into consideration all factors that the Committee deems appropriate, including, without limitation, recent sale and offer prices of the Shares in private transactions negotiated at arm's length;

      (m)   "Guardian" means the guardian, if any, appointed for an Optionee;

      (n) "ISO" means an Option granted to an employee of the Company or a Related Company that qualifies as an "incentive stock option" for purposes of section 422 of the Code and is therefore subject to favourable tax treatment under the Code;

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      (o)   "ISO Optionee" means an Optionee to whom an ISO has been granted;

      (p) "Modification" means any change in the terms of an Option which gives the Optionee additional benefits under the Option, but such change shall not include a change in the terms of an Option:

            (i) to make the Option not transferable other than by will or the laws of descent and distribution,

            (ii) to make the Option exercisable only by the Optionee during his lifetime,

            (iii) in the case of an Option not immediately exercisable in full, to accelerate the time within which the Option may be exercised, or

            (iv) attributable to the issuance or assumption of an Option by reason of a corporate merger, consolidation, acquisition of property or stock, separation, reorganization or liquidation if the new Option or assumption of the old Option does not give the Optionee additional benefits which he did not have under the old Option;

      (q) "Non-ISO" means an Option that is not an "incentive stock option" for purposes of section 422 of the Code, and is therefore not subject to favourable tax treatment under the Code;

      (r) "Non-ISO Optionee" means an Optionee to whom a Non-ISO has been granted;

      (s) "Option" means an option to purchase Shares granted pursuant to the terms of this Plan;

      (t) "Option Agreement" means a written agreement between the Company and an Optionee, specifying the terms of the Option being granted to the Optionee under the Plan;

      (u) "Option Price" means the exercise per Share for an Option which shall be expressed in Canadian funds or in the United States dollar equivalent thereof;

      (v)   "Optionee" means a person to whom an Option has been granted;

      (w) "Person" means a natural person, company, government, or political subdivision or agency of a government; and where two or more Persons act as a partnership, limited partnership, syndicate or other group for the purpose of acquiring, holding or disposing of securities of an issuer, such syndicate or group shall be deemed to be a Person;

      (x)   "Plan" means this Stock Option Plan of the Company;

      (y) "Qualified Domestic Relations Order" means a judgment or order which relates to the provision of child support, alimony payments or marital property rights to a spouse, former spouse, child or other dependent of an Optionee, made pursuant to domestic relations law of a state of the United States, and which meets all the requirements of section 414(p) of the Code;

      (z)   "Qualified Successor" means a person who is:

            (i) entitled to ownership of an Option upon the death of an Optionee, pursuant to a will or the applicable laws of descent and distribution upon death, or

            (ii)  a Domestic Relations Successor of an Optionee;

      (aa) "Related Company" shall mean a company which is an affiliate of the Company as the term "affiliate" is defined in Section 1(2) of the Ontario Securities Act, as amended from time to time;

      (bb) "Shares" means the common shares without par value in the capital of the Company;

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      (cc)  "Term" means the period of time during which an Option may be exercised; and

      (dd)  "Terminating Event" means:

            (i)   the dissolution or liquidation of the Company,

            (ii) a merger or consolidation of the Company with one or more corporations as a result of which, immediately following such merger or consolidation, the shareholders of the Company as a group will hold less than a majority of the outstanding capital stock of the surviving corporation,

            (iii) the sale or other disposition of all or substantially all of the assets of the Company, or

            (iv) a material change in the capital structure of the Company that is deemed to be a Terminating Event by virtue of the last sentence of Section 11.1 of this Plan or by virtue of Section
                  11.4 of this Plan.

2. STATEMENT OF PURPOSE

2.1 Principal Purposes - The principal purposes of the Plan are to provide the Company with the advantages of the incentive inherent in share ownership on the part of employees, officers, directors, and consultants responsible for the continued success of the Company; to create in such individuals a proprietary interest in, and a greater concern for, the welfare and success of the Company; to encourage such individuals to remain with the Company; and to attract new employees, officers, directors and consultants to the Company.

2.2 ISOs and Non-ISOs - Under this Plan, the Company may grant either ISOs or Non-ISOs. Each ISO granted hereunder is intended to constitute an "incentive stock option", for the purposes of section 422 of the Code, and this Plan and each such ISO is intended to comply with all of the requirements of Section 422 of the Code and of all other provisions of the Code applicable to incentive stock options and to plans issuing the same. Each Non-ISO granted hereunder is intended to constitute an Option that is not an "incentive stock option" for the purposes of section 422 of the Code, and that does not comply with the requirements of Section 422 of the Code.

2.3 Benefit to Shareholders - The Plan is expected to benefit shareholders by enabling the Company to attract and retain personnel of the highest caliber by offering such personnel an opportunity to share in any increase in value of the Shares resulting from their efforts.

3. ADMINISTRATION

3.1 Board or Committee - The Plan shall be administered by the Board or by a Committee appointed in accordance with Section 3.2 or 3.5(b) below.

3.2 Appointment of Committee - The Board may at any time appoint a Committee, consisting of not less than two of its members, to administer the Plan on behalf of the Board in accordance with such terms and conditions as the Board may prescribe, consistent with this Plan. Once appointed, the Committee shall continue to serve until otherwise directed by the Board. From time to time, the Board may increase the size of the Committee and appoint additional members, remove members (with or without cause) and appoint new members in their place, fill vacancies however caused, or remove all members of the Committee and thereafter directly administer the Plan.

3.3 Quorum and Voting - A majority of the members of the Committee shall constitute a quorum, and, subject to the limitations in this Section 3, all actions of the Committee shall require the affirmative vote of members who constitute a majority of such quorum. No member of the Committee who is a director to whom an Option may be granted may participate in the decision to grant such Option (but any such member may be counted in determining the

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existence of a quorum at any meeting of the Committee in which action is taken with respect to the granting of an Option to him).

3.4 Administration of Plan upon Registration of Equity Securities - Notwithstanding the foregoing provisions of this Section 3, in the event the Company is or becomes subject to the provisions of Section 16 of the Exchange Act, the Board shall attempt to provide for administration of the Plan, insofar as it relates to the participation of officers, directors or stockholders of the Company who are subject to the reporting and liability provisions of Section 16 of the Exchange Act, in a manner which shall qualify the grant, exercise, expiration or surrender of Options under this Plan for the treatment afforded by Securities and Exchange Commission Rule 16b-3, as amended from time to time, or any successor rule or regulatory requirements.

3.5 Powers of Committee - Any Committee appointed under Section 3.2 or 3.4 above shall have the authority to do the following:

      (a)   administer the Plan in accordance with its terms;

      (b) determine all questions arising in connection with the administration, interpretation, and application of the Plan, including all questions relating to the value of the Shares;

      (c) correct any defect, supply any information or reconcile any inconsistency in the Plan in such manner and to such extent as shall be deemed necessary or advisable to carry out the purposes of the Plan;

      (d) prescribe, amend and rescind rules and regulations relating to the administration of the Plan;

      (e) determine the duration and purpose of leaves of absence from employment which may be granted to Optionees without constituting a termination of employment for purposes of the Plan;

      (f)   do the following with respect to the granting of Options:

            (i) determine the employees, officers, directors or consultants to whom Options shall be granted, based on the eligibility criteria set out in this Plan,

            (ii)  determine whether such Options shall be ISOs or Non-ISOs,

            (iii) determine the terms and provisions of the Option Agreement which shall be entered into with each Optionee (which need not be identical with the terms of any other Option Agreement),

            (iv) amend the terms and provisions of an Option Agreement, provided the Committee obtains:

                  A.    the consent of the Optionee; and

                  B. the approval of any stock exchange on which the Company is listed,

            (v)   determine when Options shall be granted,

            (vi)  determine the number of Shares subject to each Option, and

      (g) make all other determinations necessary or advisable for administration of the Plan.

3.6 Obtain Regulatory Approvals - In administering this Plan, the Committee will obtain any regulatory approvals which may be required pursuant to applicable securities laws or the rules of any stock exchange or over the counter market on which the Shares are listed.

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3.7 Administration by Committee - The Committee's exercise of the authority set out in Section 3.5 shall be consistent with the intent that ISOs issued under the Plan be qualified under the terms of Section 422 of the Code, and that Non-ISOs shall not be so qualified. All determinations made by the Committee in good faith on matters referred to in Section 3.5 shall be final, conclusive and binding upon all Persons. The Committee shall have all powers necessary or appropriate to accomplish its duties under this Plan. In addition, the Committee's administration of the Plan shall in all respects be consistent with the policies and rules of any stock exchange or over the counter market on which the Shares are listed.

4. ELIGIBILITY

4.1 Eligibility for ISOs - ISOs may be granted to any employee of the Company or any Related Company, including directors or officers who are employees of the Company or any Related Company. An Optionee who is not an employee of the Company or any Related Company is not eligible to receive an ISO under the Plan.

4.2 Eligibility for Non-ISOs - Non-ISOs may be granted to any employee, officer, director or consultant of the Company or any Related Company.

4.3 No Violation of Securities Laws - No Option shall be granted to any Optionee unless the Committee has determined that the grant of such Option and the exercise thereof by the Optionee will not violate the securities law of the jurisdiction in which the Optionee resides.

5. SHARES SUBJECT TO THE PLAN

5.1 Number of Shares - The Committee, from time to time, may grant Options to purchase an aggregate of up to 2,100,000 Shares, subject to regulatory approval, to be made available from authorized, but unissued, Shares. In calculating the foregoing 2,100,000 Shares, the Committee shall include all Shares subject to options outstanding prior to the Effective Date of the Plan, which as at the Effective Date, comprises 1,569,249 Shares. The maximum number of 2,100,000 Shares shall be adjusted, where necessary, to take account of the events referred to in Section 11 hereof.

5.2 Decrease in Number of Shares Subject to Plan - Upon exercise of an Option, the number of Shares thereafter available under the Plan and under the Option shall decrease by the number of Shares as to which the Option was exercised.

5.3 Expiry of Option - If an Option expires or terminates for any reason without having been exercised in full, the unpurchased Shares subject thereto shall again be available for the purposes of the Plan.

5.4 Reservation of Shares - The Company will at all times reserve for issuance and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

6. OPTION TERMS

6.1 Option Agreement - With respect to each Option to be granted to an Optionee, the Committee shall specify the following terms in the Option Agreement between the Company and the Optionee:

      (a)   whether such Option is an ISO or a Non-ISO;

      (b) the number of Shares subject to purchase pursuant to such Option, provided that the number of Shares reserved for issuance to any one person pursuant to Options does not exceed 5% of the outstanding Shares;

      (c)   the Date of Grant;

      (d)   the Term, provided that:

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            (i)   the length of the Term shall in no event be greater than ten years following the Date of Grant; and

            (ii) if an ISO Option is granted to an Optionee who on the Date of Grant beneficially owns more than 10% of the total combined voting power of all classes of shares of the Company, the Term of the Option shall not exceed five years;

      (e)   the Option Price, provided that:

            (i) the Option Price shall not be less than the Fair Market Value of the Shares on the Date of Grant; and

            (ii) if an ISO Option is granted to an Optionee who on the Date of Grant beneficially owns more than 10% of the total combined voting power of all classes of shares of the Company or a Related Company, then the Option Price shall be at least 110% of the Fair Market Value of the Shares on the Date of Grant;

      (f) any vesting schedule upon which the exercise of an Option is contingent; provided that the Committee shall have complete discretion with respect to the terms of any such vesting schedule, including, without limitation, discretion to:

            (i) allow full and immediate vesting upon the grant of such Option,

            (ii) to permit partial vesting in stated percentage amounts based on the length of the Term of such Option, and

            (iii) to permit full vesting after a stated period of time has passed from the Date of Grant; and

      (g) such other terms and conditions as the Committee deems advisable and are consistent with the purposes of this Plan.

Amendments to Option Agreements are subject to regulatory approval, if required.

6.2 No Grant After Ten Years From Effective Date - No Option shall be granted under the Plan later than ten years from the Effective Date of the Plan. Except as expressly provided herein, nothing contained in this Plan shall require that the terms and conditions of Options granted under the Plan be uniform.

6.3 No Disposition for Six Months - An Optionee who is subject to Section 16 of the Exchange Act shall not make any disposition, as that term is used by Rule 16b-3 under the Exchange Act, of any Shares issued upon exercise of an Option unless at least six months has elapsed between the Date of Grant of the Option and the date of disposition of the Shares issued upon exercise of such Option.

7. LIMITATION ON GRANTS OF OPTIONS

7.1 Non-ISO if Exceed $100,000 (U.S.) - If the aggregate Fair Market Value of:

      (a) Shares underlying Options which are ISOs which have been granted to an Optionee under this Plan, and

      (b) Shares underlying incentive stock options which have been granted to such Optionee under any other plan of the Company or any Related Company,

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which are exercisable for the first time during a calendar year, exceeds
$100,000 (U.S.), as such amount may be adjusted from time to time under Section 422(d) of the Code, then, to the extent of such excess, such Options shall be treated as Non-ISOs.

7.2 ISO Optionee Owning Greater Than 10% of Voting Securities - The Committee may grant an ISO to an employee of the Company or any Related Company who, at the Date of Grant, owns securities of the Company or any Related Company representing more than 10% of the total combined voting power of all classes of shares of the Company or any Related Company, only if:

      (a) the Option Price is at least 110% of the Fair Market Value of the Shares at the Date of Grant; and

      (b)   the Term is five years or less.

8. EXERCISE OF OPTION

8.1 Method of Exercise - Subject to any limitations or conditions imposed upon an Optionee pursuant to the Option Agreement or Section 6 hereof, an Optionee may exercise an Option by giving written notice thereof to the Company at its principal place of business.

8.2 Payment of Option Price - The notice described in Section 8.1 shall be accompanied by full payment of the aggregate Option Price to the extent the Option is so exercised, and full payment of any amounts the Company determines must be withheld for tax purposes from the Optionee pursuant to the Option Agreement. Such payment shall be:

      (a)   in lawful money (Canadian funds) by cheque;

      (b) at the discretion of the Committee and if such form of payment is permitted under the corporate laws then governing the Company, by delivery of the Optionee's personal recourse note bearing interest at a rate deemed appropriate by the Committee;

      (c) at the discretion of the Committee, and subject to all applicable securities laws, through delivery by the Optionee and/or withholding by the Company, of Shares having a market value as of the date of exercise equal to the cash exercise price of the Option plus any amounts that the Company determines must be withheld from the Optionee for U.S. or Canadian tax purposes. The market value of each of the Shares on the date of delivery shall be determined in good faith by the Committee, which determination shall be binding for all purposes hereunder; or

      (d) at the discretion of the Committee, by any combination of the consideration contemplated by Sections 8.2(a) to 8.2(c) above.

8.3 Issuance of Certificates - As soon as practicable after exercise of an Option in accordance with Sections 8.1 and 8.2 hereof, the Company shall issue a certificate or certificates evidencing the Shares with respect to which the Option has been exercised. Until the issuance of such certificate or certificates, no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to such Shares, notwithstanding the exercise of the Option. No adjustment will be made for a dividend or other right for which the record date is prior to the date the certificate is issued, except as provided by Section 11 hereof.

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9. TRANSFERABILITY OF OPTIONS

9.1 Non-Transferable - Except as provided otherwise in this Section 9, Options are non-assignable and non-transferable.

9.2 Death of Optionee - If the employment of an Optionee as an employee or consultant of the Company or any Related Company, or the position of an Optionee as a director or officer of the Company or any Related Company, terminates as a result of his or her death, any Options held by such Optionee shall pass to the Qualified Successor of the Optionee, and

      (a) in the case of an ISO, shall be exercisable by the Qualified Successor for a period of six months following such death, and

      (b) in the case of a Non-ISO, shall be exercisable by the Qualified Successor for a period of 12 months following such death,

provided that in no case shall the Term of the Option extend beyond 10 years from the Date of Grant.

9.3 Disability of Optionee - If the employment of an Optionee as an employee or consultant of the Company or any Related Company, or the position of an Optionee as a director or officer of the Company or any Related Company, is terminated by the Company or any Related Company by reason of such Optionee's Disability, any Option held by such Optionee that could have been exercised immediately prior to such termination of service shall be exercisable by such Optionee, or by his Guardian, for a period of one year following the termination of service of such Optionee.

9.4 Disability and Death of Optionee - If an Optionee who has ceased to be employed by the Company or any Related Company by reason of such Optionee's Disability dies within six months after the termination of such employment, any Option held by such Optionee that could have been exercised immediately prior to his or her death shall pass to the Qualified Successor of such Optionee, and shall be exercisable by the Qualified Successor:

      (a) in the case of an ISO, for a period of six months following the death of such Optionee, and

      (b) in the case of a Non-ISO, for a period of 12 months following the death of such Optionee,

provided that in no case shall the Term of the Option extend beyond 10 years from the Date of Grant.

9.5 Vesting - Options held by a Qualified Successor or exercisable by a Guardian shall, during the period prior to their termination, continue to vest in accordance with any vesting schedule to which such Options are subject.

9.6 Unanimous Agreement - If two or more persons constitute the Qualified Successor or the Guardian of an Optionee, the rights of such Qualified Successor or such Guardian shall be exercisable only upon the unanimous agreement of such persons.

9.7 Deemed Non-Interruption of Employment - Employment shall be deemed to continue intact during any military or sick leave or other bona fide leave of absence if the period of such leave does not exceed 90 days or, if longer, for so long as the Optionee's right to reemployment with the Company or any Related Company is guaranteed either by statute or by contract. If the period of such leave exceeds 90 days and the Optionee's reemployment is not so guaranteed, then his or her employment shall be deemed to have terminated on the ninety-first day of such leave.

10. TERMINATION OF OPTIONS

10.1 Termination of Options - To the extent not earlier exercised or terminated in accordance with section 9 above, an Option shall terminate at the earliest of the following dates:

      (a)   the termination date specified for such Option in the Option
            Agreement;

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      (b)   where the Optionee's position as an employee, consultant or director of the Company or any Related Company is terminated for just cause, the date of such termination for just cause;

      (c) where the Optionee's position as an employee, consultant, officer or director of the Company or any Related Company terminates for a reason other than the Optionee's Disability, death, or termination for just cause, 30 days after such date of termination, or upon the Optionee making written application to the Committee and receiving the written consent of the Committee, which consent may be given at the discretion of the Committee, no later than the original expiry date of such Option when it was granted;

      (d) the date of any sale, transfer, assignment or hypothecation, or any attempted sale, transfer, assignment or hypothecation, of such Option in violation of Section 9.1 above; and

      (e) the date specified in Section 11.2 below for such termination in the event of a Terminating Event.

10.2 Lapsed Options - If Options are surrendered, terminated or expire without being exercised in whole or in part, new Options may be granted covering the Shares not purchased under such lapsed Options. If an Option has been surrendered in connection with the regranting of a new Option to the same Optionee on different terms than the original Option granted to such Optionee, then the new Option is subject to approval of the stock exchange on which the Shares are listed.

11. ADJUSTMENTS TO OPTIONS

11.1 Alteration in Capital Structure - If there is a material alteration in the capital structure of the Company resulting from a recapitalization, stock split, reverse stock split, stock dividend, or otherwise, the Committee shall make such adjustments to this Plan and to the Options then outstanding under this Plan as the Committee determines to be appropriate and equitable under the circumstances, so that the proportionate interest of the holder of each such Option shall, to the extent practicable, be maintained as before the occurrence of such event. Such adjustments may include, without limitation (a) a change in the number or kind of shares of the Company covered by such Options, and (b) a change in the Option Price payable per share; provided, however, that the aggregate Option Price applicable to the unexercised portion of existing Options shall not be altered, it being intended that any adjustments made with respect to such Options shall apply only to the price per share and the number of shares subject thereto. For purposes of this Section 11.1, neither (i) the issuance of additional shares of stock of the Company in exchange for adequate consideration (including services), nor (ii) the conversion of outstanding preferred shares of the Company into Shares shall be deemed to be material alterations of the capital structure of the Company. If the Committee determines that the nature of a material alteration in the capital structure of the Company is such that it is not practical or feasible to make appropriate adjustments to this Plan or to the Options granted hereunder, such event shall be deemed a Terminating Event for the purposes of this Plan.

11.2 Terminating Events - Subject to Section 11.3, all Options granted under the Plan shall terminate upon the occurrence of a Terminating Event.

11.3 Notice of Terminating Event - The Committee shall give notice to Optionees not less than thirty days prior to the consummation of a Terminating Event. Upon the giving of such notice, all Options granted under the Plan shall become immediately exercisable, notwithstanding any contingent vesting provision to which such Options may have otherwise been subject.

11.4 Corporate Reorganization - In the event of a reorganization as defined in this Section 11.4 in which the Company is not the surviving or acquiring corporation, or in which the Company is or becomes a wholly-owned subsidiary of another corporation after the effective date of the reorganization, then unless provision is made by the acquiring corporation for the assumption of each Option granted under this Plan, or the substitution of an option therefor, such that no Modification of any such Option occurs, all Options granted under this Plan shall terminate and such event shall be deemed a Terminating Event. For purposes of this Section 11.4, reorganization shall mean any statutory merger, statutory consolidation, sale of all or substantially all of the assets of the Company, or sale, pursuant to an agreement with the Company, of securities of the Company pursuant to which the Company is or becomes a wholly-owned subsidiary of another corporation after the effective date of the reorganization.

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11.5 Acceleration on Change of Control - Upon a Change in Control, all Options
shall become immediately exercisable, notwithstanding any contingent vesting provisions to which such Options may have otherwise been subject.

11.6 Acceleration of Date of Exercise - The Committee shall have the right to accelerate the date of exercise of any installment of any Option; provided that, without the consent of the Optionee with respect to any Option, the Committee shall not accelerate the date of any installment of any Option granted to an employee as an ISO (and not previously converted into a Non-ISO pursuant to Section 13 below) if such acceleration would violate the annual vesting limitation contained in Section 422(d) of the Code, as described in Section 7.1 above.

11.7 Determinations to be Made By Committee - Adjustments and determinations under this Section 11 shall be made by the Committee, whose decisions as to the adjustments or determination which shall be made, and the extent thereof, shall be final, binding, and conclusive.

11.8 Effect of a Take-over If a bona fide offer (the "Offer") for Shares is made to an Optionee or to shareholders generally or to a class of shareholders which includes the Optionee, which Offer, constitutes a take-over bid within the meaning of section 89(1) of the Ontario Securities Act, as amended from time to time, the Company shall, immediately upon receipt of notice of the Offer, notify each Optionee of full particulars of the Offer, whereupon any Option held by an Optionee may be exercised in whole or in part by the Optionee so as to permit the Optionee to tender the Shares received upon such exercise (the "Optioned Shares") to the Offer. If:

      (a)   the Offer is not completed within the time specified therein; or

      (b) all of the Optioned Shares tendered by the Optionee pursuant to the Offer are not taken up and paid for by the offeror pursuant thereto;

the Optioned Share or, in the case of clause (b) above, the optioned Shares that are not taken up and paid for, may be returned by the Optionee to the Company and reinstated as authorized but unissued shares and with respect to such returned Optioned Shares, the Option shall be reinstated as if it had not been exercised. If any Optioned Shares are returned to the Company under this Section, the Company shall refund the exercise price to the Optionee for such Optioned Shares.

12. TERMINATION AND AMENDMENT OF PLAN

12.1 Termination of Plan - Unless earlier terminated as provided in Section 11 above or in Section 12.2 below, the Plan shall terminate on, and no Option shall be granted under the Plan on or after, the date which is ten years from the Effective Date of the Plan.

12.2 Power of Committee to Terminate or Amend Plan - Subject to the approval of any stock exchange on which the Company is listed, the Committee may terminate, suspend or amend the terms of the Plan; provided, however, that, except as provided in Section 11 above, the Committee may not do any of the following without obtaining, within 12 months either before or after the Committee's adoption of a resolution authorizing such action, approval by the affirmative votes of the holders of a majority of the voting securities of the Company present, or represented, and entitled to vote at a meeting duly held in accordance with the applicable corporate laws, or by the written consent of the holders of a majority of the securities of the Company entitled to vote:

      (a) increase the aggregate number of Shares which may be issued under the Plan;

      (b) materially modify the requirements as to eligibility for participation in the Plan, or change the designation of the employees or class of employees eligible to receive ISOs under the Plan;

      (c) materially increase the benefits accruing to participants under the Plan; or

      (d) make any change in the terms of the Plan that would cause the ISOs granted hereunder to lose their qualification as "incentive stock options" under Section 422 of the Code;

however, the Committee may amend the terms of the Plan to comply with the requirements of any applicable regulatory authority, without obtaining the approval of its shareholders.

12.3 No Grant During Suspension of Plan - No Option may be granted during any suspension, or after termination, of the Plan. Amendment, suspension or termination of the Plan shall not, without the consent of the Optionee, alter or impair any rights or obligations under any Option previously granted.

13. CONVERSION OF ISOs INTO NON-ISOs

13.1 Conversion of ISOs into Non-ISOs - At the written request of any ISO Optionee, the Committee may in its discretion take such actions as may be necessary to convert such Optionee's ISOs (or any installments or portions of installments thereof) that have not been exercised on the date of conversion into Non-ISOs at any time prior to the expiration of such ISOs, regardless of whether the Optionee is an employee of the Company or a Related Company at the time of such conversion. Such actions include, but shall not be limited to, extending the exercise period of such ISOs, provided, however, that such exercise period shall in no event exceed 10 years following the Date of Grant without approval of The Toronto Stock Exchange. At the time of such conversion, the Committee, with the consent of the Optionee, may impose such conditions on the exercise of the resulting Non-ISOs as the Committee in its discretion may determine, provided that such conditions are consistent with this Plan. Nothing in the Plan shall be deemed to give any Optionee the right to have such Optionee's ISOs converted into Non-ISOs, and no such conversion shall occur until and unless the Committee takes appropriate action. The Committee, with the consent of the Optionee, may also terminate any portion of any ISO that has not been exercised at the time of such conversion.

14. CONDITIONS PRECEDENT TO ISSUANCE OF SHARES

14.1 Compliance with Laws - Shares shall not be issued pursuant to the exercise of any Option unless the Shares are fully paid and non-assessable and the exercise of such Option and the issuance and delivery of such Shares comply with all relevant provisions of law, including, without limitation, the United States Securities Act of 1933, as amended, any applicable state or provincial securities or corporate laws, the rules and regulations promulgated thereunder, and the requirements of any stock exchange upon which the Shares may then be listed or otherwise traded.

14.2 Representations by Optionee - As a condition precedent to the exercise of any Option, the Company may require the Optionee to represent and warrant, at the time of exercise, that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such representations and warranties are required by any applicable law.

14.3 Regulatory Approval to Issuance of Shares - The Company's inability to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability with respect to the failure to issue or sell such Shares.

15. USE OF PROCEEDS

15.1 Use of Proceeds - Proceeds from the sale of Shares pursuant to the Options granted and exercised under the Plan shall constitute general funds of the Company and shall be used for general corporate purposes.

16. NOTICES

16.2 Notices - All notices, requests, demands and other communications required or permitted to be given under this Plan and the Options granted under this Plan shall be in writing and shall be either served personally on the party to whom notice is to be given, in which case notice shall be deemed to have been duly given on the date of such service; telefaxed, in which case notice shall be deemed to have been duly given on the date the telefax is sent; or mailed to the party to whom notice is to be given, by first class mail, registered or certified, return receipt requested, postage prepaid, and addressed to the party at his or its most recent known address, in which case such notice shall be deemed to have been duly given on the tenth postal delivery day following the date of such mailing.

17. MISCELLANEOUS PROVISIONS

17.1 No Obligation to Exercise - Optionees shall be under no obligation to exercise Options granted under this Plan.

17.2 No Obligation to Retain Optionee - Nothing contained in this Plan shall obligate the Company or any Related Company to retain an Optionee as an employee, officer, director, or consultant for any period, nor shall this Plan interfere in any way with the right of the Company or any Related Company to reduce such Optionee's compensation.

17.3 Binding Agreement - The provisions of this Plan and each Option Agreement with an Optionee shall be binding upon such Optionee and the Qualified Successor or Guardian of such Optionee.

17.4 Use of Terms - Where the context so requires, references herein to the singular shall include the plural, and vice versa, and references to a particular gender shall include either or both genders.

17.5 Headings - The headings used in this Plan are for convenience of reference only and shall not in any way affect or be used in interpreting any of the provisions of this Plan.

17.6 No Representation or Warranty - The Company makes no representation or warranty as to the future market value of any Shares issued in accordance with the provisions of this Share Option Plan.

Date approved by the Board of Directors of the Company: February 25, 1999


                                                 /s/ M. Greg Beniston
                                                 ------------------------------
                                                 M. Greg Beniston, Secretary